UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CORBUS PHARMACEUTICALS HOLDINGS, INC.

500 River Ridge Drive

Norwood, MA 02062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 13, 2026

To the Stockholders of Corbus Pharmaceuticals Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) will be held on May 13, 2026, beginning at 9:00 a.m. Eastern Time. The Annual Meeting will be held live via the internet, at www.virtualshareholdermeeting.com/CRBP2026.

At the Annual Meeting, stockholders will act on the following matters:

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to elect six director nominees to serve as directors until the next annual meeting of stockholders;
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to approve an amendment to the Corbus Pharmaceuticals Holdings, Inc. 2024 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance thereunder by 3,000,000 shares to 5,000,000 shares (the “Equity Plan Proposal);
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to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2026;
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to approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this proxy statement;
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voting, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years); and
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to consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on March 23, 2026 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the Annual Meeting live via the internet or not, you may vote your shares over the internet, by phone, or by requesting a printed copy of the proxy materials and marking, signing, dating and mailing the proxy card in the envelope provided. If you attend the Annual Meeting live via the internet and prefer to vote during the Annual Meeting, you may do so even if you have already voted your shares. We designed the format of this year’s Annual Meeting to ensure that our stockholders who attend the Annual Meeting live via the internet will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

You will be able to attend the Annual Meeting, vote your shares, and submit your questions during the Annual Meeting live via the internet by visiting www.virtualshareholdermeeting.com/CRBP2026. To attend, vote and submit questions during the Annual Meeting, visit at www.virtualshareholdermeeting.com/CRBP2026 and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card. If you are a registered holder, you must register using the Control Number included on your proxy card. If you hold your shares beneficially through a bank or broker, you also must register using the Control Number included on your proxy card. If you are a beneficial holder and you have not received a Control Number, you must contact your bank or broker to gain access to the Annual Meeting. Instructions on how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CRBP2026.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2026.

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2025 and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Yuval Cohen

Yuval Cohen

Chief Executive Officer

April 2, 2026

Norwood, Massachusetts

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

150 Clove Road, Suite 400, Little Falls Township, NJ 07424

1-866-206-7193

ANNEX A	49
ANNEX B	74

CORBUS PHARMACEUTICALS HOLDINGS, INC.
500 RIVER RIDGE DRIVE
NORWOOD, MA 02062

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) to be held on May 13, 2026 at 9:00 a.m. Eastern Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The Annual Meeting will be held live via the internet, at www.virtualshareholdermeeting.com/CRBP2026. The enclosed proxy is solicited by the Board of Directors of the Company (the “Board”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about April 2, 2026. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at 500 River Ridge Drive, Norwood, Massachusetts, 02062, during normal business hours for ten days prior to the Annual Meeting (the “Stockholder List”) and available during the Annual Meeting.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

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to elect six director nominees to serve as directors until the next annual meeting of stockholders (“Proposal 1”);
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to approve the Equity Plan Proposal, (“Proposal 2”);
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to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 3”);
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to approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this proxy statement (“Proposal 4”);
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to vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years) (“Proposal 5”); and
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to consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the approval of the Equity Plan Proposal, and the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2026 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees, FOR the Equity Plan Proposal, and FOR the ratification of the independent registered public accounting firm. Our Board believes that the compensation of our named executive officers for the year ended December 31, 2025, as described in this proxy statement, was appropriate and recommends that you vote FOR the resolution to approve that compensation. Our Board also believes the frequency of future votes on the compensation of our named executive officers should be conducted every year and recommends that you vote FOR “One Year” with respect to Proposal 5.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, March 23, 2026, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the record date, we had 17,736,464 outstanding shares of common stock.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

How do I attend the Annual Meeting?

To attend, vote and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/CRBP2026 and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card. Online access to the meeting will open approximately 15 minutes prior to the start of the Annual Meeting.

How do I vote my shares?

Both stockholders of record and stockholders who hold their shares in “street name” can attend the Annual Meeting, vote their shares, and submit their questions during the Annual Meeting live via the internet by following the instructions below.

If you are a Stockholder of record, you can vote your shares:

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By submitting a proxy over the internet. Vote at www.proxyvote.com in advance of the meeting. The internet voting system for submitting proxies is available 24 hours a day until 11:59 p.m. Eastern Time on Tuesday, May 12, 2026. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions.
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By submitting a proxy via telephone. Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on Tuesday, May 12, 2026. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.
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By mail. If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. If you received only a notice of internet availability but want to vote by mail, the notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 8 a.m. Eastern Time on Wednesday, May 13, 2026.

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At the Annual Meeting. To vote during the Annual Meeting, visit www.virtualshareholdermeeting.com/CRBP2026 and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card.

If your shares are held in a “street name,” the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to submit a proxy to vote your shares over the internet or by telephone. To ensure that your shares are counted, we encourage you to provide instructions on how to vote your shares. To vote during the Annual Meeting, visit www.virtualshareholdermeeting.com/CRBP2026 and enter the 16-digit control number included in your voting instruction form. If you have questions about your control number, please contact your bank, broker or other custodian.

How can I submit a question for the Annual Meeting?

Stockholders may submit questions in writing during the Annual Meeting at www.virtualshareholdermeeting.com/CRBP2026. Stockholders will need their Control Number (which can be obtained by following the procedures described under the heading “How do I attend the Annual Meeting?" above).

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted in writing during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Answers to any questions that are not addressed during the meeting will be published following the meeting on our website. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

What if I have technical difficulties during the Annual Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live via the internet. Please be sure to check in by 8:30 a.m. Eastern Time on May 13, 2026, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting begins live via the internet. If you encounter any difficulties accessing the Annual Meeting, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting 15 minutes prior to the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of both (i) the holders of at least one-third of the voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting, and (ii) the holders of at least one-third of our common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Shares represented by properly completed proxy cards marked with voting instructions or returned without voting instructions, or for which abstentions occur, are counted as present for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

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filing with the Secretary of the Company a notice of revocation;
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sending in another duly executed proxy bearing a later date; or
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attending the Annual Meeting live via the internet and casting your vote by following the procedures described under the heading “How do I vote my shares?” above.

For purposes of submitting your proxy online or by phone before the Annual Meeting, you may change your voting instructions until 11:59 p.m. Eastern Time on May 12, 2026.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a valid proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your broker may vote your shares on your behalf on discretionary matters brought before the Annual Meeting.

What vote is required to approve each proposal?

Both (i) the holders of at least one-third of the voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting and (ii) the holders of at least one-third of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

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With respect to Proposal 1 (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.
•
With respect to Proposal 2 (the Equity Plan Proposal), Proposal 3 (the ratification of the appointment of the Company's independent registered public accounting firm), Proposal 4 (approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement), Proposal 5 (voting, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years)) and approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal. If Proposals 2, 3, 4 and 5 are discretionary and if you fail to provide voting instructions with respect to any shares of Common Stock that you beneficially own through a bank, broker or other nominee, your broker may exercise its discretionary authority to vote such shares.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines a proposal to be “non-routine,” failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names, will have no effect on the outcome of Proposals 1, 2, 3, 4 and 5.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Alliance Advisors, LLC, to assist in the solicitation of proxies and to provide related informational support for a consulting fee which is not expected to exceed $17,500.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is currently composed of six directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that director for which the vacancy was created and until the director’s successor is duly elected and qualified.

Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of our directors who are up for re-election at the Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
Yuval Cohen, Ph.D.	51	Chief Executive Officer and Director	2014
Rachelle Jacques	54	Director (Chair of the Board)	2019
John Jenkins	68	Director	2018
Anne Altmeyer	61	Director	2022
Yong Ben	52	Director	2023
Winston Kung	50	Director	2024

There are no family relationships between any of our directors or executive officers.

The following includes a brief biography of each of the nominees standing for election to the Board of Directors at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the applicable nominee should serve as a member of our Board of Directors.

Directors

Yuval Cohen, Ph.D., Chief Executive Officer and Director

Dr. Cohen has served as our Chief Executive Officer and as a director since April 11, 2014. Prior to joining Corbus Pharmaceuticals, Inc., he was the President and co-founder of Celsus Therapeutics PLC (“Celsus”). Dr. Cohen holds a BSc (Hons) in microbiology and biochemistry from University of Cape Town, South Africa, and has a Ph.D., summa cum laude, from the Curie Institute of Cancer Research in Paris and the University of Paris V. Dr. Cohen was selected as a director because of his business and leadership experience in the biopharmaceutical sector, as well as a result of his experience serving as our Chief Executive Officer since our inception.

Rachelle S. Jacques, Chair of the Board

Ms. Jacques has served as a director since April 2019 and chair of our Board since May 2025. Ms. Jacques currently serves as a member of the board of directors of uniQure N.V. (Nasdaq: QURE) since 2021. She currently serves as the Chief Executive Officer of Vasque Bio, a private, pre-clinical stage biopharmaceutical company dedicated to the development of therapeutics to improve patient outcomes in areas of high unmet medical need. Ms. Jacques previously served as the President and Chief Executive Officer of Akari Therapeutics, Plc (Nasdaq: AKTX) a late-stage biopharmaceutical company focused on innovative therapeutics to treat orphan autoimmune and inflammatory diseases where complement (C5) and/or leukotriene systems (LBT4) are implicated, and on its board of directors from March 2022 to May 2024. Ms. Jacques served as the Chief Executive Officer of Enzyvant Therapeutics, Inc., a wholly-owned subsidiary of Sumitomo Dainippon Pharma Co., Ltd. (TSE: 4506), focused on developing therapies for patients with rare diseases, from February 2019 to March 2022. Beginning in 2017, she served as the Senior Vice President and Global Complement Franchise Head at Alexion Pharmaceuticals, Inc. (Nasdaq: ALXN), where she was responsible for commercialization strategy and execution. From 2016 to 2017, Ms. Jacques was Vice President of U.S. Hematology Marketing at Shire plc, which acquired Baxalta Inc. (“Baxalta”) in 2016. Prior to this role, from 2015 to 2016, Ms. Jacques served as Vice President of Business Operations at Baxalta after its spinoff from Baxter International Inc. (NYSE: BAX) in 2015. From 2013 to 2015, Ms. Jacques served in leadership positions, including Vice President of Finance, US BioScience Business, at Baxter. Prior to joining Baxter, Ms. Jacques served in various roles of increasing responsibility at Dow Corning Corporation, including U.S. and international operational management roles, from 1995 to 2013. Ms. Jacques previously served as a member of the board of directors of Viela Bio, Inc. (Nasdaq: VIE) from April 2020 until it was acquired by Horizon Therapeutics plc in March 2021. Ms. Jacques received her B.A. degree in business administration from Alma College. Ms. Jacques was selected as a director due to her multinational business leadership and commercialization experience, particularly in the biotechnology industry.

John K. Jenkins, M.D., Director

Dr. Jenkins has served as a director since June 2018. Dr. Jenkins is currently Managing Member of John K. Jenkins Advisors, LLC, an FDA-focused strategic regulatory advisory firm located in Washington, DC. Previously he served as Principal, Drug and Biological Products at Greenleaf Health from 2017 to 2023. In that role, he advised companies developing new drugs and seeking FDA approval. Dr. Jenkins also worked in various positions of increasing responsibility at the FDA from May 1992 until his retirement in January 2017. During his tenure at the FDA, Dr. Jenkins served as Director of the Division of Pulmonary Drug Products from 1995 to 1999, Director of the Office of Drug Evaluation II from 1999 to 2002, and Director of the Office of New Drugs from 2002 to 2017. In his role as Director of the Office of New Drugs, Dr. Jenkins was responsible for oversight of all new drug reviewing divisions for small molecule drugs, therapeutic biologic proteins, and biosimilars. Dr. Jenkins was also a member of the Center for Drug Evaluation and Research Senior Leadership Team and represented the FDA during Congressional testimony on a variety of issues and during negotiations related to the renewal of the Prescription Drug User Fee Act. Prior to joining the FDA, Dr. Jenkins served as an Assistant Professor of Pulmonary and Critical Care Medicine at VCU/MCV, and as a Staff Physician at the Hunter Holmes McGuire VA Medical Center in Richmond, Virginia. Dr. Jenkins is board certified in internal medicine and pulmonary diseases by the American Board of Internal Medicine. He received his medical degree from the University of Tennessee, Memphis and completed his post-graduate medical training in internal medicine, pulmonary diseases, and critical care medicine at Virginia Commonwealth University/Medical College of Virginia in Richmond. Dr. Jenkins was selected as a director due to his medical knowledge and strategic regulatory expertise.

Anne Altmeyer, Ph.D., Director

Dr. Altmeyer has served as a director since September 20, 2022. Until its acquisition in 2025, Dr. Anne Altmeyer served as President and Chief Executive Officer of TigaTx, Inc., where she led the company’s strategic direction, financing, and ultimate exit. Previously, she served as the Chief Business Officer at Sigilon Therapeutics (acquired by Eli Lilly) and Adicet Bio (Nasdaq: ACET). Dr. Altmeyer brings more than 15 years of experience in global pharmaceutical organizations, holding leadership roles of increasing responsibility in corporate development, oncology business development, and portfolio strategy. She served as Vice President, Global Business Development at Baxalta (acquired by Shire Plc), and as Vice President, Oncology Business Development and Companion Diagnostics at Novartis. She began her industry career in program management roles at Merck & Co., Inc. (NYSE: MRK), building a foundation in cross-functional drug development execution. Dr. Altmeyer holds a Ph.D. from the University Louis Pasteur in Strasbourg, France, and completed postdoctoral fellowships at New York University and Cornell University Medical College in New York City. She also earned an MBA from Rutgers University and a Master of Public Health from Robert Wood Johnson Medical School in New Jersey. Dr. Altmeyer was selected as a director because of her business leadership experience and extensive prior experience in the biopharmaceutical industry.

Yong Ben, M.D., Director

Dr. Ben has served as a director since March 1, 2023. Dr. Ben has over 20 years of clinical development expertise including strategic planning, oncology clinical trial design and execution and successful BLA/NDA submissions. Dr. Ben is currently the Chief Medical and Development Officer at BridgeBio Oncology Therapeutics since September 2024. Prior to that, he was a venture partner at Eight Roads Venture (formerly known as Fidelity Ventures) since August 2022. Prior to Eight Roads Venture, Dr. Ben served as Chief Medical Officer for BeiGene, Ltd. (Nasdaq: BGNE), a global biotechnology company specializing in drugs for cancer treatment, from February 2019 to February 2022, and served as a clinical advisor with the company until July 2022. Prior to BeiGene, Dr. Ben served as Chief Medical Officer for BioAtla, Inc. (Nasdaq: BCAB), an immunotherapy company, from May 2017 to February 2019. Prior to BioAtla, Dr. Ben was the Global Clinical Leader, Immuno-Oncology Clinical Development, for AstraZeneca PLC (Nasdaq: AZN) from August 2014 to May 2017. Dr. Ben received his medical degree from Norman Bethune College of Medicine and was a surgical oncologist at Peking Union Medical College Hospital with a post-doctoral fellowship at California Pacific Medical Center. Dr. Ben also received an M.B.A. from the University of California, San Diego. Dr. Ben was selected as a director due to his medical knowledge and extensive business leadership experience in the biopharmaceutical industry.

Winston Kung, Director

Mr. Kung has served as a director since August 16, 2024. Mr. Kung serves as the Chief Financial Officer and Treasurer of ArriVent BioPharma, Inc. (Nasdaq: AVBP), a clinical-stage biopharmaceutical company dedicated to the identification, development and commercialization of differentiated medicines to address the unmet needs of patients with cancer, since January 2024. Mr. Kung has served as a member of the board of Janux Therapeutics, Inc. (Nasdaq: JANX), a clinical-stage biopharmaceutical company developing a broad pipeline of novel immunotherapies by applying its proprietary technology to its Tumor Activated T Cell Engager (TRACTr) and Tumor Activated Immunomodulator (TRACIr) platforms, since September 2022 and has served as a member of the audit committee since June 2023. From December 2017 to January 2024, Mr. Kung served as the Chief Operating Officer and Chief Financial Officer of PMV Pharmaceuticals, Inc. (Nasdaq: PMVP), a precision oncology company. From April 2013 to November 2017, Mr. Kung held multiple positions at Celgene Corporation, a global biopharmaceutical company (acquired by Bristol-Myers Squibb), including Vice President of Business Development and Global Alliances, and Chief Business Officer at Celgene Cellular Therapeutics (a wholly-owned subsidiary of Celgene Corporation). Prior to Celgene, Mr. Kung worked at Citigroup from June 2010 to April 2013 in its Global Healthcare Investment Banking group and at Lehman Brothers (which was subsequently acquired by Barclays) from May 2007 to June 2010 in its Global Mergers and Acquisition Group. From August 2004 to May 2007, Mr. Kung worked at Amgen Inc. (Nasdaq: AMGN), as a co-founder of the Alliance Management group, and served as the deal lead on multiple acquisitions as part of the Corporate Development group. Mr. Kung also worked at Genentech Inc., a biotechnology company (acquired by Roche Holding AG), from November 1999 to September 2002 as part of the Business and Corporate Development group. Mr. Kung received a B.A. in Biology and International Relations from Brown University and a M.B.A. from Harvard Business School. Mr. Kung was selected as a director due to his financial expertise and his extensive background in life science industry business development and the capital markets.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Director Composition

Our Board is currently composed of six directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

Board of Director Meetings

Our Board met five times in 2025. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees) during 2025. Mr. Alan Holmer, the former Chairman of the Board prior to his retirement on December 31, 2025, Ms. Jacques and Dr. Cohen attended the 2025 annual meeting of stockholders. We do not have a formal policy requiring members of the Board to attend our annual meetings.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. Under the Nasdaq Listing Rules, independent directors must comprise a majority of our Board. In addition, the Nasdaq Listing Rules require that all the members of such committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Compensation committee members must also satisfy the independence criteria established by the Nasdaq Listing Rules in accordance with Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Ms. Jacques, Dr. Jenkins, Dr. Altmeyer, Dr. Ben and Mr. Kung do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Listing Rules and the SEC.

In making this determination, our Board considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence. We intend to comply with the other independence requirements for committees within the time periods specified above.

Board Committees

Our Board has established an audit committee (the "Audit Committee"), a compensation committee (the "Compensation Committee") and a nominating and corporate governance committee (the "Nominating and Corporate Governance Committee"). Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee named above are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operate under a charter that has been approved by our Board.

Audit Committee. Our Audit Committee currently consists of Ms. Jacques, Dr. Jenkins and Mr. Kung. Mr. Kung is the Chair of the Audit Committee. Our Audit Committee met seven times in 2025. Our Board has determined that the directors currently serving on our Audit Committee are independent within the meaning of the Nasdaq Listing Rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Mr. Kung qualifies as an audit committee financial expert within the meaning of SEC regulations and the Nasdaq Listing Rules.

The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to our Board any substantive issues found during the audit. The Audit Committee will be directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee reviews and approves all transactions with affiliated parties. Our Board has adopted a written charter for the Audit Committee. A copy of the charter is posted under the “Investors” tab under “Governance” in our website, which is located at www.corbuspharma.com.

Compensation Committee. Our Compensation Committee currently consists of Dr. Altmeyer, Dr. Ben and Dr. Jenkins. Dr. Jenkins is the Chair of the Compensation Committee. Our Compensation Committee met ten times in 2025. Our Board has determined that the directors currently serving on our Compensation Committee are independent under the Nasdaq Listing Rules, are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee provides advice and makes recommendations to our Board in the areas of employee salaries, benefit programs and director compensation. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other officers and makes recommendations in that regard to our Board as a whole.

In discharging its responsibilities, the Compensation Committee works with our Chief Executive Officer, who assists the Compensation Committee by providing information on corporate and individual performance, perspectives on performance issues and recommendations on compensation matters.

Typically, our Chief Executive Officer will make recommendations to the Compensation Committee regarding compensation matters, including adjustments to annual cash compensation, long-term incentive compensation opportunities for our executive officers, including our other Named Executive Officers. At the beginning of each year, our Chief Executive Officer reviews the performance of our executive officers based on such individual’s level of success in accomplishing the business objectives established for him or her for the prior year and his or her overall performance during that year, and then shares these evaluations with, and makes recommendations to, the Compensation Committee for each element of compensation as described above. The Compensation Committee reviews and discusses these recommendations and proposals with our Chief Executive Officer.

Our Chief Executive Officer attends meetings of the Compensation Committee at which executive compensation matters are addressed, but does not participate in the Compensation Committee’s deliberations involving his own compensation.

The Compensation Committee has directly engaged independent compensation consultant, Compensia, Inc., to provide advice and recommendations on the structure, amount and form of executive and director compensation and the competitiveness thereof. At the request of the Compensation Committee, the compensation consultants provided, among other things, comparative data from selected peer companies. The compensation consultants report directly to the Compensation Committee. The Compensation Committee’s decision to hire the compensation consultants was not made or recommended by Company management. The compensation consultant did not perform any work for the Company in 2025 except with respect to the work that was done directly for the Compensation Committee.

Our Board has adopted a written charter for the Compensation Committee. A copy of the charter is posted under the “Investors” tab under “Governance” in our website, which is located at www.corbuspharma.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee currently consists of Dr. Ben, Ms. Jacques and Dr. Altmeyer. Dr. Altmeyer is the Chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met five times in 2025. The Nominating and Corporate Governance Committee nominates individuals to be elected to the full board by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the Nasdaq Listing Rules. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the charter is posted under the “Investors” tab under “Governance” in our website, which is located at www.corbuspharma.com.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.

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the name and address of record of the security holder;
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a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;
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the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;
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a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;
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a description of any arrangements or understandings between the security holder and the proposed director candidate; and
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the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

The positions of our chairman of the Board and chief executive officer are separated. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as our Board’s oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. This leadership structure also is preferred by a significant number of our stockholders. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Although our bylaws do not require our chairman and chief executive officer positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other reports filed with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Our Board also satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. Our Board believes that full and open communication between management and our Board is essential for effective risk management and oversight.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, MA 02062, Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A copy of the code is posted under the “Investors” tab under “Governance” in our website, which is located at www.corbuspharma.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in a Current Report on Form 8-K.

Insider Trading Policy

We have an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, and employees. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is incorporated by reference as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Limitation of Directors Liability and Indemnification

The Delaware General Corporation Law (the “DGCL”) authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our certificate of incorporation limits the liability of our directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with certain of our directors and officers whereby we have agreed to indemnify those directors and officers to the fullest extent permitted by law, including indemnification against expenses and liabilities incurred in legal proceedings to which the director or officer was, or is threatened to be made, a party by reason of the fact that such director or officer is or was a director, officer, employee or agent of the Company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, the best interests of the Company.

We have director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us, including matters arising under the Securities Act. Our certificate of incorporation and bylaws also provide that we will indemnify our directors and officers who, by reason of the fact that he or she is one of our officers or directors, is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative related to their board role with us.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serving in Position Since
Yuval Cohen, Ph.D.	51	Chief Executive Officer, Director	2014
Sean Moran	68	Chief Financial Officer	2014
Dominic Smethurst	52	Chief Medical Officer	2024
Ian Hodgson	53	Chief Operating Officer	2025

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Yuval Cohen, Ph.D., Chief Executive Officer and Director

See description under “Proposal 1”.

Sean Moran, CPA, MBA, Chief Financial Officer

Mr. Moran has served as our Chief Financial Officer since April 11, 2014. Mr. Moran joined Corbus Pharmaceuticals, Inc. (formerly JB Therapeutics), our wholly-owned subsidiary, as its Chief Financial Officer in January 2014. Mr. Moran has over twenty-five years of senior financial experience with emerging biotechnology, drug delivery and medical device companies. Mr. Moran has worked at three different companies that completed initial public offerings and maintained a listing on a public exchange. Before joining our company, Mr. Moran served as Director of Finance and then as Chief Financial Officer for InVivo Therapeutics Corporation from 2010 to 2013 and served as Chief Financial Officer of Celsion Corporation from 2008 to 2010, Transport Pharmaceuticals Inc. from 2006 to 2008, Echo Therapeutics Inc. from 2002 to 2006, SatCon Technology Corporation from 2000 to 2002, and Anika Therapeutics Inc. from 1993 to 2000. Mr. Moran is a CPA by training and earned his M.B.A. and a B.S. in Accounting from Babson College.

Dominic Smethurst, MA, MBChB, MRCP, Chief Medical Officer

Dr. Smethurst has served as our Chief Medical Officer since February 27, 2024. Before joining our company, Dr. Smethurst served as the Chief Medical Officer of Bicycle Therapeutics PLC (Nasdaq: BCYC), a clinical-stage biopharmaceutical company developing a class of medicines for diseases that are underserved by existing therapeutics in the United States and the United Kingdom, from August 2020 to October 2023. Prior to his position at Bicycle Therapeutics, from February 2019 to August 2020, Dr. Smethurst served as interim Chief Medical Officer for Nordic Nanovector ASA, where he was responsible for design, strategy and implementation of clinical trials for drug development. Dr. Smethurst earned his MA and MBChB degrees in Medicine at Christ's College, Cambridge, UK, and his MRCP degree in Medicine from Queens Medical Center, Nottingham, UK.

Ian Hodgson, Chief Operating Officer, Ph.D.

Dr. Hodgson has served as our Chief Operating Officer since March 15, 2025. Dr. Hodgson previously served as our head of operations and vacated such position upon appointment as Chief Operating Officer. Dr. Hodgson has over 25 years of experience in drug development and operations across biotech, large pharmaceutical companies and contract research organizations. Dr. Hodgson joined Corbus International Ltd. in October 2022 as Head of Clinical and European Operations and transitioned to Head of Operations in March of 2024. Since May 2021, Dr. Hodgson has served as a non-executive director and board advisor for MD Group Ltd., a privately owned patient services company, and Skyelarke, a health-tech company specializing in delivering patient payments in clinical trials. Previously, he held several leadership positions, including Vice President, Head of Clinical Services at TMC Pharma Services Ltd., a rare disease consultancy from September 2021 through September 2022, Vice President, Clinical Development – Rare Diseases at Syneos Health from November 2020 through September 2021, and Head of Clinical Operations at Mereo Biopharma from 2015 through 2020. Dr. Hodgson earned a PhD in Medical Microbiology from Queen Margaret University in collaboration with the University of Edinburgh (awarded by the Open University) and a BSc (Hons) in Food Technology from Reading University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to our chief executive officer and the two most highly-compensated executive officers (other than the chief executive officer) who were serving as executive officers as of December 31, 2025 and 2024 for services rendered in all capacities to us for the years ended December 31, 2025 and 2024. These individuals are our named executive officers for 2025.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (2)	Option Awards (2)	Non-equity Incentive Plan Compensation	All Other Compensation (3)	Total
Yuval Cohen	2025	$646,566	$373,682	$666,699	$2,039,294	$—	$23,884	$3,750,125
Chief Executive Officer	2024	$621,883	$380,868	$1,700,781	$1,518,871	$—	$23,035	$4,245,438

Sean Moran	2025	$481,137	$185,382	$269,225	$824,453	$—	$29,226	$1,789,423
Chief Financial Officer	2024	$462,769	$188,947	$924,048	$825,215	$—	$28,526	$2,429,505

Dominic Smethurst (1)	2025	$519,313	$168,078	$266,288	$812,866	$—	$33,597	$1,800,142
Chief Medical Officer	2024	$408,914	$—	$1,303,500	$1,165,650	$—	$14,908	$2,892,972

(1)

Dr. Smethurst was appointed Chief Medical Officer on February 27, 2024. All compensation to Dr. Smethurst was paid in Great British Pounds and was converted to US dollars using the average foreign exchange rate for the fiscal years 2025 and 2024 of 1 GBP = $1.3175 and $1.2771, respectively, based on the yearly average currency exchange rates from the IRS website.

(2)

Amounts reflect the grant date fair value of option awards and restricted stock units granted in accordance with Accounting Standards Codification Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 3 to our Consolidated Financial Statements and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies - Stock-Based Compensation” included in Item 7 of the Annual Report on Form 10-K for the fiscal year ended December 31, 2025. These amounts do not correspond to the actual value that may be received by the named executive officers if the stock options are exercised or restricted stock units vest.

(3)

Includes the following amounts in respect to company matching contributions under our 401(k) plan for Dr. Cohen and Mr. Moran and U.K.-based retirement account for Dr. Smethurst, individual health savings accounts, company-paid premiums for group term life insurance, and company-paid internet allowance. The company-paid life insurance premiums reflect payments for group term life policies maintained for the benefit of all employees.

Name	Year	Company 401(k) or U.K. Pension Matching Contribution	Company Health Savings Account Matching Contribution	Company-Paid Group Term Life Insurance Premiums	Company-Paid Internet Allowance	Total All Other Compensation
Yuval Cohen	2025	$17,500	$4,167	$1,242	$975	$23,884
	2024	$17,250	$4,000	$810	$975	$23,035

Sean Moran	2025	$17,500	$4,167	$6,584	$975	$29,226
	2024	$17,250	$4,000	$6,301	$975	$28,526

Dominic Smethurst	2025	$32,689	$—	$—	$908	$33,597
	2024	$14,688	$—	$—	$220	$14,908

Narrative Disclosure to Summary Compensation Table

Employment Agreements with Our Named Executive Officers

Yuval Cohen

Effective April 11, 2022, we entered into a fourth amended and restated employment agreement with Dr. Cohen (the “Cohen 2022 Agreement”), which is effective for a period of two (2) years. The Cohen 2022 Agreement provides for Dr. Cohen to serve as Chief Executive Officer and provides for an annual base salary of $598,850. In addition, Dr. Cohen is eligible to receive an annual bonus, which is targeted at up to 60% of his base salary but which may be adjusted by our Board based on his individual performance and our performance as a whole. Pursuant to the terms of the Cohen 2022 Agreement, Dr. Cohen is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Dr. Cohen is subject to non-compete provisions, which apply during the term of his employment and for a period of six (6) months from the date of cessation of his employment, subject to the Company providing as severance ((x) if we terminate Dr. Cohen’s employment without cause or he terminates his employment for good reason during the term of his employment agreement and (y) Dr. Cohen timely executes and does not revoke a general release, which will include a non-compete covenant, and complies with such covenants) twelve (12) months of his base salary, other than during the Change in Control Period (as defined below), in which case it will be increased to twenty-four (24) months. Dr. Cohen will be subject to non-solicitation provisions, which apply during the term of his employment and for a period of twelve (12) months from the date of cessation of his employment. In addition, the employment agreement contains customary confidentiality and assignment of inventions provisions. If we terminate Dr. Cohen’s employment without cause or he terminates his employment for good reason during the term of his employment agreement, other than during the Change in Control Period, we are required to pay him as severance reimbursement of the cost of COBRA coverage (or to use commercially reasonable best efforts to provide the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twelve (12) months, and he may be paid a pro-rated bonus, each subject to his timely execution of a general release, which will include a non-compete covenant, and continuing compliance with such covenants. If we terminate Dr. Cohen’s employment without cause or he terminates his employment for good reason during the term of the employment agreement, and within the three (3) months immediately prior to a change in control or the twelve (12) months immediately following a change in control (the “Change in Control Period”), we are required to provide as severance reimbursement of the cost of COBRA coverage (or to use commercially reasonable best efforts to provide the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twenty-four (24) months, accelerated vesting of all of his outstanding options, restricted stock and other equity incentive awards and his current year bonus at two (2) times target levels, each subject to his timely execution and non-revocation of a general release which will include a non-compete covenant, and continuing compliance with such covenants. Dr. Cohen’s severance payments and other applicable payments and benefits will be subject to reduction to the extent doing so would put him in a better after-tax position after taking into account any excise tax he may incur under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. The Cohen 2022 Agreement expired on April 11, 2024.

Effective April 10, 2024, we entered into a fifth amended and restated employment agreement with Dr. Cohen (the “Cohen 2024 Agreement”), which is effective for a period of two (2) years from the date thereof and expires on April 10, 2026. The Cohen 2024 Agreement provides for an annual base salary of $622,804, and extends the Change in Control Period to within the six (6) months immediately prior to a change in control or the twelve (12) months immediately following a change in control. Except for the foregoing, the material terms of the Cohen 2024 Agreement are unchanged from the Cohen 2022 Agreement.

Sean Moran

Effective April 11, 2022, we entered into a fifth amended and restated employment agreement with Mr. Moran (the “Moran 2022 Agreement”), which is effective for a period of two (2) years. Mr. Moran’s employment agreement provides for Mr. Moran to serve as Chief Financial Officer and provides for an annual base salary of $428,490. In addition, Mr. Moran is eligible to receive an annual bonus, which is targeted at up to 40% of his base salary but which may be adjusted by our Board based on his individual performance and our performance as a whole. Pursuant to the terms of the employment agreement, Mr. Moran is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Mr. Moran is subject to non-compete provisions, which apply during the term of his employment and for a period of six (6) months from the date of cessation of his employment, subject to the Company providing as severance ((x) if we terminate Mr. Moran’s employment without cause or he terminates his employment for good reason during the term of the employment agreement and (y) he timely executes and does not revoke a general release, which will include a non-compete covenant, and complies with such covenants) twelve (12) months of his base salary, other than during the Change in Control Period, in which case it will be increased to eighteen (18) months. Mr. Moran will be subject to non-solicitation provisions, which apply during the term of his employment and for a period of twelve (12) months from the date of cessation of his employment. In addition, the employment agreement contains customary confidentiality and assignment of inventions provisions. If we terminate Mr. Moran’s employment without cause or he terminates his employment for good reason during the term of his employment agreement, other than during the Change in Control Period, we are required to pay him as severance reimbursement of the cost of COBRA coverage (or to use commercially reasonable best efforts to provide the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twelve (12) months, and he may be paid a pro-rated bonus, each subject to his timely execution of a general release, which will include a non-compete covenant, and continuing compliance with such covenants. If we terminate Mr. Moran’s employment without cause or he terminates his employment for good reason during the term of the employment agreement, and during the Change in Control Period, we are required to pay him as severance reimbursement of the cost of COBRA coverage (or to use commercially reasonable best efforts to provide the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for eighteen (18) months, accelerated vesting of all of his outstanding options, restricted stock and other equity incentive awards and his current year bonus at target levels, each subject to his timely execution and non-revocation of a general release, which will include a non-compete covenant, and continuing compliance with such covenants. Mr. Moran’s severance payments and other applicable payments and benefits will be subject to reduction to the extent doing so would put him in a better after-tax position after taking into account any excise tax he may incur under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. The Moran 2022 Agreement expired on April 11, 2024.

Effective April 10, 2024, we entered into a sixth amended and restated employment agreement with Mr. Moran (the “Moran 2024 Agreement”), which is effective for a period of two (2) years from the date thereof and expires on April 10, 2026. The Moran 2024 Agreement provides for an annual base salary of $463,455. Except for the foregoing the material terms of the Moran 2024 Agreement are unchanged from the Moran 2022 Agreement.

Dominic Smethurst

On February 27, 2024, we entered into a Service Agreement with Dr. Smethurst (the “Smethurst Agreement”). The Smethurst Agreement provides for Dr. Smethurst to serve, until terminated, as Chief Medical Officer and provides for an annual base salary of £379,000. In addition, Dr. Smethurst is eligible to receive an annual bonus, which is targeted at up to 40% of his base salary, but may be adjusted by the Board based on his individual performance and the Company’s performance as a whole. Dr. Smethurst’s annual base salary and his targeted annual bonus may be adjusted annually by the Board. Dr. Smethurst received an initial grant of (i) 50,000 restricted stock units and (ii) an option to purchase up to 50,000 shares of the Company’s common stock pursuant to the Company’s 2014 Equity Compensation Plan, and is eligible, from time to time, to receive additional stock options or other awards, in amounts, if any, to be approved by the Board or the Compensation Committee in its discretion. Pursuant to the terms of the Smethurst Agreement, Dr. Smethurst is subject to non-compete and non-solicitation provisions, which apply during the term of his employment and for a period of three (3) months and six (6) months, respectively, following termination of his employment. In addition, the Smethurst Agreement contains customary confidentiality and assignment of inventions provisions. Dr. Smethurst or the Company may terminate the Smethurst Agreement with three (3) month’s prior notice. The Company may also terminate Dr. Smethurst without notice, with payment in lieu of notice, in an amount equal to his base salary as of the termination date which he would have been entitled to receive pursuant to the Smethurst Agreement during the three (3) month notice period, but not including any bonus or commission payments, benefits or holiday entitlements, in each case, for which he would have been entitled to receive during such three (3) month notice period. Pursuant to the Smethurst Agreement, the Company has the right to terminate Dr. Smethurst, without notice and with no liability to make any further payments (other than amounts which have accrued due to the date of termination), in certain circumstances set forth in the Smethurst Agreement (such circumstances, “Cause”). In the event that Dr. Smethurst is terminated (other than for Cause) within the six (6) months preceding or twelve (12) months following a Change in Control (as defined in the Smethurst Agreement), the Company will be required to pay him twice the amount of his target bonus by March 15th of the calendar year following the Change in Control and fully accelerate vesting of his outstanding stock options, restricted stock and other equity incentive awards upon the later of the Change in Control or the termination of his employment.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes, for each of the named executive officers, the number of shares of common stock underlying unexercised options, stock that has not vested and equity incentive awards held as of December 31, 2025.

	Equity Incentive Plan Awards
	Option Awards							Stock Awards
	Number of Securities Underlying Unexercised Options (#)				Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units or Stock that Have Not Vested ($) (1)
Name	Exercisable		Unexercisable		Options (#)	Price	Date
Yuval Cohen	17,667	(2)	-	(2)	-	$42.00	1/7/2026
	5,000	(3)	-	(3)	-	$261.30	10/6/2026
	12,583	(4)	-	(4)	-	$271.50	3/1/2027
	14,583	(5)	-	(5)	-	$250.50	1/4/2028
	18,833	(6)	-	(6)	-	$225.90	1/18/2029
	21,300	(7)	-	(7)	-	$135.90	3/6/2030
	63,766	(8)	-	(8)	-	$77.40	2/2/2031
	28,987	(9)	2,070	(9)	-	$14.10	2/1/2032
	2,763	(10)	19,343	(10)	-	$4.26	2/13/2033
	33,892	(11)	40,055	(11)	-	$23.00	2/12/2034	55,461	(12)	451,453
	-	(13)	228,800	(13)	-	$9.79	1/31/2035	68,100	(14)	554,334

Sean Moran	2,917	(2)	-	(2)	-	$42.00	1/7/2026
	2,500	(3)	-	(3)	-	$261.30	10/6/2026
	1,917	(4)	-	(4)	-	$271.50	3/1/2027
	2,917	(5)	-	(5)	-	$250.50	1/4/2028
	3,250	(6)	-	(6)	-	$225.90	1/18/2029
	3,767	(7)	-	(7)	-	$135.90	3/6/2030
	20,486	(8)	-	(8)	-	$77.40	2/2/2031
	10,469	(9)	748	(9)	-	$14.10	2/1/2032
	1,299	(10)	9,087	(10)	-	$4.26	2/13/2033
	18,414	(11)	21,762	(11)	-	$23.00	2/12/2034	30,132	(12)	245,274
	-	(13)	92,500	(13)	-	$9.79	1/31/2035	27,500	(14)	223,850

Dominic Smethurst	22,916	(15)	27,084	(15)	-	$26.07	2/27/2034	37,500	(16)	305,250
	-	(13)	91,200	(13)	-	$9.79	1/31/2035	27,200	(14)	221,408

(1)	The market value is calculated by multiplying the number of unvested units by $8.14, the closing price per share of our common stock on December 31, 2025.

(2)

Represents options to purchase shares of our common stock granted on January 7, 2016. 25% of these options vested on January 7, 2017 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on February 7, 2017.

(3)

Represents options to purchase shares of our common stock granted on October 6, 2016. 25% of these options vested on October 6, 2017 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on November 6, 2017.

(4)

Represents options to purchase shares of our common stock granted on March 1, 2017. 25% of these options vested on March 1, 2018 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on April 1, 2018.

(5)

Represents options to purchase shares of our common stock granted on January 4, 2018. 25% of these options vested on January 4, 2019 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on February 4, 2019.

(6)

Represents options to purchase shares of our common stock granted on January 18, 2019. 25% of these options vested on January 18, 2020 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on February 18, 2020.

(7)

Represents options to purchase shares of our common stock granted on March 6, 2020. 25% of these options vested on March 6, 2021 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on April 6, 2021.

(8)

Represents options to purchase shares of our common stock granted on February 2, 2021. 25% of these options vested on February 2, 2022 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on March 2, 2022.

(9)

Represents options to purchase shares of our common stock granted on February 1, 2022. 25% of these options vested on February 1, 2023 and the remaining 75% of the option vest in equal monthly installments over a period of 36 months commencing on March 1, 2023.

(10)

Represents options to purchase shares of our common stock granted on February 13, 2023. 25% of these options vested on February 13, 2024 and the remaining 75% of the option vest in equal monthly installments over a period of 36 months commencing on March 13, 2024.

(11)

Represents options to purchase shares of our common stock granted on February 12, 2024. 25% of these options vested on February 12, 2025 and the remaining 75% of the option vest in equal monthly installments over a period of 36 months commencing on March 12, 2025.

(12)	This restricted stock unit award was granted on February 12, 2024 and vests in four years in equal annual installments, subject to continued service through each applicable vesting date.

(13)

Represents options to purchase shares of our common stock granted on January 31, 2025. 25% of these options vested on January 31, 2026 and the remaining 75% of the option vest in equal monthly installments over a period of 36 months commencing on February 28, 2026.

(14)	This restricted stock unit award was granted on January 31, 2025 and vests in four years in equal annual installments, subject to continued service through each applicable vesting date.

(15)

Represents options to purchase shares of our common stock granted on February 27, 2024. 25% of these options vested on February 27, 2025 and the remaining 75% of the option vest in equal monthly installments over a period of 36 months commencing on March 27, 2025.

(16)	This restricted stock unit award was granted on February 27, 2024 and vests in four years in equal annual installments, subject to continued service through each applicable vesting date.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Board and Compensation Committee grant awards without regard to the share price or the timing of the release of material nonpublic information and does not time grants for the purpose of affecting the value of executive compensation. Accordingly, it is our policy that our management team makes a good faith effort to advise the Board and Compensation Committee whenever it is aware that material nonpublic information is planned to be released to the public in close proximity to the grant of equity awards.

Pay Versus Performance

Pay Versus Performance Table

In accordance with rules adopted by the Securities and Exchange Commission as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Loss (in thousands) (5)
2025	$3,750,125	$2,589,305	$1,794,782	$1,231,438	$244.44	$(78,537)
2024	$4,245,438	$4,068,073	$2,661,239	$1,833,326	$354.35	$(40,209)
2023	$1,137,622	$1,355,540	$778,561	$887,228	$181.38	$(44,604)

(1)

The dollar amounts reported are the amounts of total compensation reported for Dr. Cohen (our Chief Executive Officer / PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation-Summary Compensation Table.”

(2)

The dollar amounts reported represent the average of the amounts reported for our company’s Non-PEO NEOs as a group (excluding Dr. Cohen) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Dr. Cohen) included for purposes of calculating the average amounts in each applicable year are Dr. Smethurst and Mr. Moran.

(3)

The dollar amounts reported represent the amount of “compensation actually paid” to our PEO and Non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

	2025		2024		2023
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table Totals	$3,750,125	$1,794,782	$4,245,438	$2,661,239	$1,137,622	$778,561
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(2,705,993)	(1,086,416)	(3,219,652)	(2,109,207)	(229,842)	(134,855)
Fair value at year end of equity awards granted during the year	2,222,273	892,210	1,627,344	989,895	353,176	207,220
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(452,132)	(243,938)	17,082	6,356	19,077	9,752
Change in fair value of equity awards granted in prior years that vested during the year	(224,968)	(125,200)	1,397,861	285,043	75,507	26,550
Equity awards granted in prior years that were forfeited during the year	-	-	-	-	-	-
Compensation Actually Paid Totals	$2,589,305	$1,231,438	$4,068,073	$1,833,326	$1,355,540	$887,228

(4)

Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2025, 2024 or 2023.

(5)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative total shareholder return (“TSR”), and (ii) our net income, in each case, for the fiscal years ended December 31, 2023, 2024 and 2025. TSR amounts reported in the graph assume an initial fixed investment of $100.

A portion of our NEOs’ compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and Compensation Actually Paid tends to be directionally aligned with changes in our TSR.

While we are required by SEC rules to disclose the relationship between our net income and Compensation Actually Paid to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs’ compensation as we are a precision oncology company that has not generated any revenues from the sale of products.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth information concerning the compensation paid to certain of our non-employee directors during 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Total ($)
Alan Holmer (2)	57,418	35,616	107,584	200,618
Rachelle Jacques (3)	72,582	35,616	107,584	215,782
John Jenkins (4)	65,000	35,616	107,584	208,200
Peter Salzmann (5)	16,690	-	-	16,690
Anne Altmeyer (6)	50,646	35,616	107,584	193,846
Yong Ben (7)	52,500	35,616	107,584	195,700
Winston Kung (8)	60,000	35,616	107,584	203,200

(1)

Amounts reflect the aggregate grant date fair value of awards granted in 2025, computed in accordance with the Accounting Standards Codification Topic 718. These amounts do not correspond to the actual value that may be received by the directors if the stock options are exercised or restricted stock units vest.

(2)

Mr. Holmer retired from the Board effective December 31, 2025. As of December 31, 2025, Mr. Holmer held options to purchase 20,893 shares of our common stock and no restricted stock units. Subsequent to December 31, 2025, the Board of Directors approved a modification to extend the post-termination vesting period and accelerate vesting of Mr. Holmer's awards.

(3)	As of December 31, 2025, Ms. Jacques held options to purchase 35,343 shares of our common stock and 4,800 restricted stock units.

(4)	As of December 31, 2025, Dr. Jenkins held options to purchase 35,343 shares of our common stock and 4,800 restricted stock units.

(5)

Dr. Salzmann determined not to stand for re-election at the 2025 annual meeting. As of December 31, 2025, Dr. Salzmann held options to purchase 18,186 shares of our common stock and no restricted stock units.

(6)	As of December 31, 2025, Dr. Altmeyer held options to purchase 28,330 shares of our common stock and 4,800 restricted stock units.

(7)	As of December 31, 2025, Dr. Ben held options to purchase 29,390 shares of our common stock and 4,800 restricted stock units.

(8)	As of December 31, 2025, Mr. Kung held options to purchase 21,566 shares of our common stock and 4,800 restricted stock units.

Non-Employee Director Compensation Policy

Our Board has approved a director compensation policy for our non-employee directors. Other than reimbursement for reasonable expenses incurred in connection with attending Board and committee meetings, this policy provides for the following cash compensation effective May 2022:

•
each non-employee director is entitled to receive an annual fee from us of $40,000;
•
the chair of our Board will receive an annual fee from us of $30,000;
•
the chair of our audit committee will receive an annual fee from us of $20,000;
•
the chair of our compensation committee will receive an annual fee from us of $15,000;
•
the chair of our nominating and corporate governance committee will receive an annual fee from us of $10,000; and
•
each non-chairperson member of the audit committee, the compensation committee, and the nominating and corporate governance committee will receive annual fees from us of $10,000, $7,500, and $5,000, respectively.

Each non-employee director receives an annual equity award grant in an amount and on vesting terms, if applicable, to be determined annually by our Compensation Committee in consultation with an independent compensation consultant under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future (the “Annual Non-Employee Director Grant”). Each non-employee director that joins our Board receives an initial grant to purchase that number of shares of our common stock under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, equal to two times the Annual Non-Employee Director Grant, which shall vest one year from the grant date, or other award with equivalent value and vesting terms to be determined by the Compensation Committee. Upon a change in control, as defined in our equity incentive plan, 100% of the shares underlying these options shall become vested and exercisable immediately prior to such change in control.

EQUITY COMPENSATION PLAN INFORMATION

2024 Equity Compensation Plan

On March 14, 2024, our Board adopted the 2024 Equity Compensation Plan, or the 2024 Plan, subject to stockholder approval, which was received on May 16, 2024.

The general purpose of the 2024 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. By means of the 2024 Plan, we seek to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for our success and the success of our subsidiaries.

Pursuant to the 2024 Plan, the Board may grant up to 2,000,000 shares of our common stock through nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards to employees, officers, non-employee directors, and other individual service providers.

2014 Equity Compensation Plan

On March 26, 2014, our Board adopted the 2014 Equity Compensation Plan, or the 2014 Plan, subject to stockholder approval, which was received on April 1, 2014. The 2024 Plan succeeded the 2014 Plan, under which no further grants may be made pursuant to the terms of the 2014 Plan; provided, that all awards outstanding under the 2014 Plan as of the date of stockholder approval of the 2024 Plan shall continue in effect in accordance with their terms.

Equity Compensation Plan Information

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,884,563	$37.40	869,106
Equity compensation plans not approved by security holders	—	—	—
TOTAL:	1,884,563	$37.40	869,106

(1)

The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying restricted stock units, which have no exercise price.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2025 as follows:

1.
The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2025.
2.
The Audit Committee has discussed with representatives of EisnerAmper LLP, the independent public accounting firm, the matters which are required to be discussed with them by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.
3.
The Audit Committee has discussed with EisnerAmper LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by EisnerAmper LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission.

Audit Committee of Corbus Pharmaceuticals Holdings, Inc.

Winston Kung, Chairman

Rachelle Jacques

John Jenkins, M.D.

* The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 23, 2026 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company’s current directors; (ii) each of the named executive officers; (iii) all of the current executive officers and directors as a group; and (iv) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s common stock.

For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s common stock issuable under options that are exercisable on or within 60 days after March 23, 2026 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 17,736,464 shares of common stock issued and outstanding as of March 23, 2026 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Except as otherwise noted below, the address for persons listed in the table is c/o Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or greater Stockholders:
Cormorant Global Healthcare Master Fund, LP (1)	2,344,971	13.2%
Aberdeen Group plc (2)	1,321,750	7.5%
OrbiMed Capital LLC (3)	1,172,287	6.6%
Citadel Advisors (4)	980,610	5.5%
Octagon Capital Advisors LP (5)	955,000	5.4%

Officers and Directors
Yuval Cohen (6)	326,155	1.8%
Sean Moran (7)	130,002	*
Dominic Smethurst (8)	71,608	*
Ian Hodgson (9)	30,877	*
Rachelle Jacques (10)	22,126	*
John Jenkins (11)	19,376	*
Yong Ben (12)	16,173	*
Anne Altmeyer (13)	13,721	*
Winston Kung (14)	11,132	*
All current directors and executive officers as a group (9 total)	641,170	3.5%

(1)

Based upon information contained in a Schedule 13G filed on December 15, 2025 by Cormorant Asset Management, LP ("Cormorant") representing shares which are beneficially owned by Cormorant Global Healthcare Master Fund, LP (the "Master Fund"). Cormorant Global Healthcare GP, LLC ("GP LLC") serves as the general partner of the Master Fund. Cormorant serves as the investment manager of the Master Fund. Bihua Chen serves as the managing member of GP, LLC and the general partner of Cormorant. Consists of 2,344,971 shares of our common stock owned by Cormorant and Bihua Chen.

(2)

Based upon information contained in a Schedule 13G jointly filed by Aberdeen Group plc and abrdn Inc. on January 16, 2026. Consists of 1,321,750 shares of our common stock owned by Aberdeen Group plc and abrdn Inc.

(3)

Based upon information contained in a Schedule 13G jointly filed by OrbiMed Advisors LLC ("Advisors") and OrbiMed Capital LLC ("Capital") on February 14, 2025. Consists of 454,087 shares of our common stock owned by Advisors and 718,200 shares of our common stock owned by Capital. Advisors and Capital exercise investment and voting power over these shares through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of these shares.

(4)

Based upon information contained in a Schedule 13G jointly filed by Citadel Advisors LLC ("Citadel Advisors"), Citadel Advisors Holdings LP ("CAH"), Citadel GP LLC ("CGP"), Citadel Securities LLC ("Citadel Securities"), Citadel Securities Group LP ("CALC4"), Citadel Securities GP LLC ("CSGP") and Mr. Kenneth Griffin (collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, the "Reporting Persons") on November 12, 2025. Consists of 980,610 shares of our common stock owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company ("CM"), and Citadel Securities. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP.

(5)

Based upon information contained in a Schedule 13G jointly filed on February 10, 2026 by Octagon Capital Advisors LP ("Octagon"), Octagon Investments Master Fund LP ("Master Fund") and Ting Jia, as the principal beneficial owner of Octagon. The Master Fund holds the 955,000 common shares for the benefit of its investors.

(6)	Includes 289,888 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 23, 2026.

(7)	Includes 102,103 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 23, 2026.

(8)	Includes 55,583 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 23, 2026.

(9)	Includes 26,159 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 23, 2026.

(10)	Includes 19,343 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 23, 2026.

(11)	Includes 19,343 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 23, 2026.

(12)	Includes 13,390 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 23, 2026.

(13)	Includes 12,330 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 23, 2026.

(14)	Includes 5,566 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 23, 2026.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions, since January 1, 2024, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in the section entitled “Executive Compensation.” There were no other related party transactions identified.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. Under the Nasdaq Listing Rules, independent directors must comprise a majority of our Board. In addition, the Nasdaq Listing Rules require that all the members of such committees be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Compensation Committee members must also satisfy the independence criteria established by the Nasdaq Listing Rules in accordance with Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Ms. Jacques, Dr. Jenkins, Dr. Altmeyer, Dr. Ben and Mr. Kung do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Listing Rules and the SEC.

In making this determination, our Board considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence. We intend to comply with the other independence requirements for committees within the time periods specified above.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers whereby we have agreed to indemnify those directors and officers to the fullest extent permitted by law, including indemnification against expenses and liabilities incurred in legal proceedings to which the director or officer was, or is threatened to be made, a party by reason of the fact that such director or officer is or was a director, officer, employee or agent of our Company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, the best interests of our Company.

Policies and Procedures for Related Party Transactions

Our Board has adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, which we refer to collectively as related parties, are not permitted to enter into a transaction with us without the prior consent of our Board acting through the Audit Committee or, in certain circumstances, the chairman of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the chairman of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee, or the chairman of our Audit Committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2025, all reports required to be filed under Section 16(a) during 2025 were filed on a timely basis.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE CORBUS PHARMACEUTICALS HOLDINGS, INC. 2024 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 3,000,000 SHARES TO 5,000,000 SHARES

Stockholders are requested in this Proposal 2 to approve an amendment to our 2024 Equity Compensation Plan (the "2024 Plan"). The general purpose of our 2024 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.

As discussed below, approval of the amendment to our 2024 Plan is intended, among other things, to ensure that we have sufficient shares reserved for issuance under the 2024 Plan to provide incentives to new and existing employees, officers, non-employee directors, and other individual service providers. On March 20, 2026, the Board approved an amendment to the 2024 Plan, subject to approval at this Annual Meeting by our stockholders, to increase the number of shares reserved for issuance thereunder by 3,000,000 shares. As of the date hereof, there are only 10,413 shares remaining for issuance under the share reserve of the 2024 Plan. Therefore, our Board believes it is necessary to increase the number of shares available for issuance under the 2024 Plan in order to continue to incentivize new and existing employees, officers, directors and other individual service providers. We believe that our future success will depend in large part upon our ability to attract and retain highly skilled personnel. The life sciences industry is highly competitive, and our results are largely attributable to the talents, expertise, efforts and dedication of our employees. Our compensation program, including the granting of equity compensation, is an important component in attracting and recruiting new employees as well as retaining our most experienced and skilled employees.

If our stockholders do not approve the amendment to the 2024 Plan, we will continue to operate the 2024 Plan under its current provisions.

Immediately below is a summary of the 2024 Plan and a discussion of the federal income tax consequences of the issuance and exercise of incentives under the 2024 Plan to recipients and to us. The following description of the material terms of the 2024 Plan is intended to be a summary only. This summary of the 2024 Plan is qualified entirely by reference to the complete text of the 2024 Plan, a copy of which is attached to this proxy statement as Annex A, and the complete text of the amendment to the 2024 Plan, a copy of which is attached to this proxy statement as Annex B.

Description of the 2024 Plan

General

The 2024 Plan was adopted by our Board on March 14, 2024 (the “Effective Date”) and approved by our stockholders on May 16, 2024. The Board believes that the 2024 Plan advances the Company’s interests by enhancing our ability to (a) attract, retain and reward employees, officers, directors, consultants, advisors and other individual service providers who are in a position to make significant contributions to our success; and (b) encourage our employees, officers, directors, consultants, advisors and other individual service providers to take into account our long-term interests through ownership of our shares of Common Stock.

Under the 2024 Plan, awards may be made in the form of options to purchase shares of our Common Stock, stock appreciation rights (“SARs”), restricted shares of our Common Stock, restricted stock units, performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards (collectively, “awards”). Options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or “nonstatutory stock options” which are not intended to qualify as Incentive Stock Options thereunder. However, ISOs may only be granted to employees.

No non-employee director of the Board may receive awards in any calendar year exceeding $1,000,000 (inclusive of any cash awards outside of the 2024 Plan). However, in the case of a new non-employee director of the Board, such amount is increased to $1,200,000 for the initial year of services.

The 2024 Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Purpose

The primary purpose of the 2024 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the 2024 Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries. In the event that the share increase for the 2024 Plan is not adopted, the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Description

Administration. The 2024 Plan is administered by the Compensation Committee of our Board (the “Committee”). However, the entire Board may act in lieu of the Committee on any matter. The Committee has authority, in its discretion, to approve the persons to whom awards may be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of an award and to determine the specific terms and conditions of each award, subject to the provisions of the 2024 Plan. The Committee may also approve rules and regulations for the administration of the 2024 Plan and amendments or modifications of outstanding awards (except that (i) options and SARs cannot be repriced and (ii) options and SARs cannot be cancelled in exchange for cash or another award, in each case, without stockholder approval). The Committee may delegate authority to one or more executive officers to grant awards to employees (other than themselves), subject to applicable law and the 2024 Plan. No awards may be made under the 2024 Plan on or after the ten-year anniversary of the Effective Date, but the 2024 Plan will continue thereafter while previously granted awards remain outstanding.

Eligibility. Persons eligible to receive awards under the 2024 Plan are all employees, officers, directors, consultants, advisors and other individual service providers of our Company and our subsidiaries, who, in the opinion of the Committee, are in a position to contribute to the success and growth of the Company, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. Notwithstanding the foregoing, only Company employees are eligible to receive ISO grants. As of March 23, 2026, the Company and its subsidiaries had a total of 38 employees, including 4 executive officers, and 5 non-employee directors. The Company had no officers who are not executive officers. In accordance with our Amended and Restated Bylaws, directors who are serving the Company as employees and who receive compensation for their services as such, shall not be eligible to receive any other compensation under the 2024 Plan for their services as directors of the Company. Corbus International Limited, our UK subsidiary, has 7 employees, 2 of whom are also an officer of the Company, and are eligible for awards under the 2024 Plan. Other than as stated in the preceding sentence, none of our subsidiaries have any employees and none of the officers and directors of our subsidiaries are eligible for awards under the 2024 Plan other than those who are eligible as officers or directors of the Company. As of that date, we had no one in the categories of consultants, advisors, or other individual service providers who have been granted awards under the 2024 Plan. As of March 23, 2026, no person is eligible to participate as a result of a determination by the Committee that that person is a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As awards under the 2024 Plan are within the discretion of the Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2024 Plan

The Board has reserved for issuance under the 2024 Plan 2,000,000 shares of Common Stock, which amount will increase to 5,000,000 shares of Common Stock if this proposal is approved (the “Share Reserve”). All such shares of Common Stock reserved for issuance under the 2024 Plan may, but need not, be issued in respect of ISOs. The maximum number of shares of Common Stock which may be issued under the 2024 Plan as Full Value Awards is 1,000,000 shares which amount will increase to 2,500,000 shares if this proposal is approved. A “Full Value Award”

is any award other than a stock option, SAR or other award for which the participant pays the intrinsic value of the award (whether directly or by foregoing the right to receive a cash payment from the Company).

If any option granted under the 2024 Plan terminates without having been exercised in full or if any award is forfeited or cancelled, the number of shares of Common Stock as to which such award was forfeited or withheld will be available for future grants under the 2024 Plan (subject to the limitations applicable to Full Value Awards if such shares of Common Stock relate to a Full Value Award). However, any shares of Common Stock otherwise issuable that are withheld to satisfy the exercise price of a stock option or tax withholding obligations or are repurchased by the Company with stock option proceeds, shall not revert to the 2024 Plan or be added back to the Share Reserve.

The number of shares of Common Stock authorized for issuance under the 2024 Plan and the foregoing share limitations are subject to customary adjustment for stock splits, stock dividends or similar transactions.

Equity-based awards under the 2024 Plan may vest no earlier than the first anniversary of the date of grant, with limited exceptions for substitute awards, shares of Common Stock delivered in lieu of fully vested cash awards, director awards vesting on the earlier of the one-year anniversary of grant or the next annual meeting of stockholders and for equity-based awards with respect to up to 5% of the Share Reserve.

Director Compensation. The 2024 Plan provides for an annual limit on non-employee director compensation of $1,000,000, increased to $1,200,000 in the fiscal year of a non-employee director’s initial service as a non-employee member of the Board. This limit applies to the sum of both equity grants that could be awarded to non-employee directors during a fiscal year (based on their value under ASC Topic 718 on the grant date) and cash compensation, such as cash retainers and meeting fees earned during a fiscal year. Notwithstanding the foregoing, the Board reserves the right to make an exception to these limits due to extraordinary circumstances without the participation of the affected director receiving the additional compensation.

Terms and Conditions of Options. Options granted under the 2024 Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Committee will determine the exercise price of options granted under the 2024 Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Committee based on the reasonable application of a reasonable valuation method. On March 23, 2026, the closing sale price of a share of Common Stock on Nasdaq was $8.43.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2024 Plan will be exercisable at such time or times as the Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Committee may, in its discretion, permit a holder of a nonstatutory option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid (a) in cash or by certified or bank check or (b) through a broker-assisted exercise program implemented by the Committee in connection with the 2024 Plan.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Committee may permit the holder of a nonstatutory option to transfer the award to immediate family members or a family trust for estate planning purposes. The Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The Committee may grant SARs independent of or in connection with an option. The Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the Committee. The maximum term of any SAR granted under the 2024 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

•
the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by
•
the number of shares of Common Stock covered by the SAR.

Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee may award restricted Common Stock and/or restricted stock units under the 2024 Plan. Restricted stock awards consist of shares of Common Stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our Common Stock, cash, or a combination of shares of Common Stock and cash, at a future date upon or following the attainment of certain conditions specified by the Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends with respect to restricted stock will only be paid to the holder of the shares at the time that the restricted stock vests. Dividend equivalent amounts may be deemed reinvested in additional restricted stock units, as determined by the Committee in its sole discretion, or paid with respect to restricted stock units when the units vest. Unless the Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units. The Committee may award performance shares and/or performance units under the 2024 Plan to any eligible employee or other individual service provider other than a non-employee director of the Board. Performance shares and performance units are awards, denominated in either shares of Common Stock or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Committee. The Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards, Other Stock-Based and Cash-Based Awards. The Committee may award other types of equity-based or cash-based awards under the 2024 Plan, including the grant or offer for sale of shares of our Common Stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Committee may impose.

Effect of Certain Corporate Transactions. The Committee may, at the time of the grant of an award provide for the effect of a Change in Control (as defined in the 2024 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Committee. The Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change in control; (f) cancel any awards in exchange for cash and/or other property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of rights upon a change in control; (g) cancel any outstanding underwater options or SARs for no consideration; or (h) take any other action the Committee deems necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the change in control.

Clawback/Recoupment. Awards granted under the 2024 Plan will be subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

In 2023, the Committee adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”), in accordance with the requirements of the Nasdaq listing standards and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Clawback Policy requires the Committee to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

Amendment, Termination. Our Board may at any time amend the 2024 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of Common Stock available under the 2024 Plan, (b) change the group of individuals eligible to receive awards, (c) extend the term of the 2024 Plan, or (d) reduce or reprice the exercise price of any stock option and/or SAR or cancel any stock option and/or SAR in exchange for cash or another award.

Other Information

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the 2024 Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group.

Plan Benefits

Since the adoption of the 2024 Plan through March 23, 2026, we have granted the following awards under the 2024 Plan to the individuals and groups listed below. In all cases, the securities underlying such awards were shares of our common stock. These share numbers do not take into account the effect of awards that have been cancelled or forfeited. As of the date hereof, we have only granted stock options and restricted stock units and no other type of award under the 2024 Plan.

Name and Position	Number of Shares Subject to Stock Options	Number of Shares Subject to Restricted Stock Units
Named Executive Officers
Yuval Cohen	378,800	118,100
Chief Executive Officer
Sean Moran	176,747	55,582
Chief Financial Officer
Dominic Smethurst	176,295	55,565
Chief Medical Officer
All current executive officers, as a group	876,937	277,612
All current directors who are not executive officers, as a group	96,698	40,698
Each Nominee for Election as Director
Yuval Cohen	378,800	118,100
Rachelle Jacques	18,783	7,583
John Jenkins	18,783	7,583
Anne Altmeyer	18,783	7,583
Yong Ben	18,783	7,583
Winston Kung	21,566	10,366
Former directors, as a group	24,349	13,149
All employees who are not executive officers, as a group	334,550	334,550

Material Federal Income Tax Consequences

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2024 PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2024 PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2024 Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock at that time.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our Common Stock are issued. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

The federal income tax consequences of performance share awards, performance unit awards, incentive bonus awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our Common Stock paid, determined at the time of such payment, in connection with such awards.

Section 409A

If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Board and the Committee intend to consider the potential impact of Section 162(m) on grants made under the 2024 Plan, but reserve the right to approve grants of awards for an executive officer that exceeds the deduction limit of Section 162(m).

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2024 Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is intended that the shares issuable pursuant to the 2024 Plan will be registered under the Securities Act of 1933, as amended.

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the 2024 Plan to pay any federal, state or local taxes required by law to be withheld.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE EQUITY PLAN PROPOSAL.

PROPOSAL 3: RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026

The Audit Committee has reappointed EisnerAmper LLP as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2026 and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees for professional services rendered by EisnerAmper LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2025	2024
	(In thousands)
Audit Fees	$359	$391
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$359	$391

Audit Fees

Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual audited financial statements and of our internal control over financial reporting, the review of our quarterly financial statements included in our Forms 10-Q, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our common stock and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees

Audit-related fees are for services regarding financial accounting and reporting standards and other activities not explicitly related to the audit of our financial statements.

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee pre-approved all services provided by EisnerAmper LLP during fiscal 2025 and 2024 in accordance with the policy regarding pre-approval of all auditing services.

The Audit Committee is responsible for reviewing and discussing the audit financial statements with management, discussing with the independent registered public accountants the matters required by the applicable requirements of the PCAOB, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board that the audit financial statements be included in our annual report on Form 10-K.

Attendance at Annual Meeting

Representatives of EisnerAmper LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 4 AND 5: ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION AND THE FREQUENCY OF FUTURE VOTES

What are you voting on?

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to vote, on an advisory basis, on:

Say-on-pay. Approval of the compensation of our named executive officers as disclosed in this proxy statement, including the various compensation tables and the related narrative disclosures (Proposal 4).

Say-on-frequency. Approval of the frequency of future say-on-pay votes (Proposal 5). Stockholders are not voting to approve the Board’s recommendation that these votes occur on an annual basis, but rather will be able to specify whether future votes should occur every one year, every two years or every three years.

Why does your Board recommend a vote “FOR” the say-on-pay proposal (Proposal 4)?

The Board believes that the Company’s compensation policies and practices are effective in achieving our goals of motivating and retaining our executives by:

•
rewarding excellence in leadership and sustained financial performance; and
•
aligning our executives’ interests with those of our stockholders to create long-term value.

Why does your Board recommend holding future say-on-pay votes every one year?

The Board believes that its say-on-pay vote should be conducted every one year so that stockholders may annually express their views on the Company’s executive compensation program. The Compensation Committee, which administers the executive compensation program, values the opinions expressed by stockholders in these votes, and even though non-binding, will continue to consider the outcome of these votes in making its decisions on executive compensation.

What are the effects of these votes?

Proposals 4 and 5 are advisory, and non-binding on our Board. However, the Board and the Compensation Committee will review and consider the results of these votes when evaluating our executive compensation program.

Proposals 4 and 5 are as follows:

Proposal 4:

“Resolved, that the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders, including the various compensation tables and the related narrative disclosures, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE

FOR PROPOSAL 4.

Proposal 5:

Stockholders are being asked to indicate, on an advisory basis, how often advisory votes on executive compensation shall be held. The choices available on the attached proxy card, in accordance with SEC rules, are every one year, every two years, every three years, or to abstain.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE THAT THE ADVISORY VOTES ON EXECUTIVE COMPENSATION BE HELD EVERY ONE YEAR.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2027 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2027 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than December 3, 2026 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, Attn.: Secretary.

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2027 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than February 12, 2027 and no earlier than January 13, 2027; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than thirty (30) days before the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”) or more than sixty (60) days after the Anniversary Date, a stockholder’s notice shall be timely if received by the Company at our principal executive office not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such Annual Meeting; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such Annual Meeting is first made by the Company. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, Attn.: Secretary.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the SEC may be obtained without charge by writing to Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on March 23, 2026. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2025 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, Attn.: G. Scott Goeken, Secretary, or by phone at (617) 963-0100. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Yuval Cohen

Yuval Cohen

Chief Executive Officer

April 2, 2026

Norwood, Massachusetts

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

150 Clove Road, Suite 400, Little Falls Township, NJ 07424

1-866-206-7193

ANNEX A

CORBUS PHARMACEUTICALS HOLDINGS, INC.
2024 EQUITY COMPENSATION PLAN

1.
Establishment and Purpose
1.1.
The purpose of the Corbus Pharmaceuticals Holdings, Inc. 2024 Equity Compensation Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company (as defined herein) and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.
1.2.
The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1hereof.
2.
Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1.
“Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.
2.2.
“Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.
2.3.
“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.
2.4.
“Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5.
“Board” means the Board of Directors of the Company.
2.6.
“Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of the Awardee’s employment or other service; (iii) use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within (fifteen) 15 days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; or (vii) any material breach of any policy of the Company or its Affiliates or any action that the Board, in its sole discretion, determines is reasonably likely to cause the Company or its Affiliates disgrace or disrepute. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.
2.7.
“Change in Control” shall be deemed to have occurred if any one of the following events shall occur:
2.7.1.1.
any Person becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common Stock representing more than 25% of the total number of votes that may be cast for the election of directors of the Company; or
2.7.1.2.
the consummation of any (a) merger or other business combination of the Company, (b) sale of all or substantially all of the Company’s assets or (c) combination of the foregoing transactions (a “Transaction”), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity or a parent entity; or
2.7.1.3.
within any twelve (12)-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board (or the board of directors of any successor to the Company); provided that any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Rule 14a-11 promulgated under the Exchange Act or any successor provision; or
2.7.1.4.
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, (1) no event or condition shall constitute a Change in Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax and (2) no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in the Plan or any Award Agreement shall exist, to the extent that the Board so determines by resolution adopted and not rescinded prior to the Change in Control; provided, however, that no such determination by the Board shall be effective if it would cause a Participant to be subject to a penalty tax under Section 409A of the Code.

2.8.
“Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
2.9.
“Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.
2.10.
“Common Stock” means the Company’s Common Stock, par value $0.0001 per share.
2.11.
“Company” means Corbus Pharmaceuticals Holdings, Inc., a Delaware corporation, and any successor thereto as provided in Section 15.8.
2.12.
"Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, director, advisor or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, director, advisor or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law or permitted by the Committee. Unless the Committee provides otherwise, in its sole discretion, or as otherwise required by Applicable Law, vesting of Awards shall be tolled during any unpaid leave of absence by a Participant.
2.13.
“Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).
2.14.
“Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.
2.15.
“Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.
2.16.
“Effective Date” means the date set forth in Section 17.1hereof.
2.17.
“Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.
2.18.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.19.
“Fair Market Value” of a share of Common Stock shall be, as applied to a specific date, (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common

Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.
2.20.
“Full Value Award” shall mean any Award other than a Stock Option, Stock Appreciation Right or other Award for which the Participant pays the intrinsic value of the Award (whether directly or by forgoing a right to receive a cash payment from the Company).
2.21.
“Incentive Bonus Award” means an Award granted under Section 12of the Plan.
2.22.
“Incentive Stock Option” means a Stock Option granted under Section 6hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.
2.23.
“Nonqualified Stock Option” means a Stock Option granted under Section 6hereof that is not an Incentive Stock Option.
2.24.
“Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.25.
“Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.
2.26.
"Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.
2.27.
“Participant” means any Eligible Person who holds an outstanding Award under the Plan.
2.28.
“Person” shall mean any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.
2.29.
“Performance Shares” means a contractual right granted to an Eligible Person under Section 10hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.30.
“Performance Unit” means a contractual right granted to an Eligible Person under Section 11hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.31.
“Plan” means this Corbus Pharmaceuticals, Inc. 2024 Equity Compensation Plan, as it may be amended from time to time.
2.32.
“Reporting Person” means an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.
2.33.
“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.
2.34.
"Restricted Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.35.
“Securities Act” means the Securities Act of 1933, as amended.
2.36.
“Stock Appreciation Right” or “SAR” means a contractual right granted to an Eligible Person under Section 7hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.37.
“Stock Option” means a contractual right granted to an Eligible Person under Section 6hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.38.
“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.
3.
Administration
3.1.
Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Section 16b-3Award requirements referred to in Section 2.9of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.
3.2.
Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, or extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right); provided that neither the Board nor the Committee may, without shareholder approval, reduce or reprice the exercise price of any Stock Option and/or Stock Appreciation Right or cancel any Stock Option and/or Stock Appreciation Right in exchange for cash or another Award; and provided further that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.
3.3.
No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award or Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.
3.4.
Minimum Vesting Requirements for Awards. Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any

(i) substitute Awards (as provided in Section 15.13 of the Plan), (ii) shares of Common Stock delivered in lieu of fully vested cash Awards and (iii) Awards to Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders); provided, that, the Committee may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available Share Reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.3); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change of Control, in the terms of the Award or otherwise.
4.
Shares Subject to the Plan
4.1.
Share Limitation.
4.1.1.
Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be two million (2,000,000) shares; all of which shares may, but need not, be issued in respect of Incentive Stock Options. The maximum number of shares of Common Stock which may be issued under the Plan as Full Value Awards is one million (1,000,000) shares.
4.1.2.
Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder (other than by exercise), the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations (including the limitation applicable to Full Value Awards if such shares of Common Stock relate to a Full Value Award). Shares of Common Stock (i) tendered or withheld in payment of a Stock Option, (ii) tendered or withheld to satisfy any tax withholding obligation or (iii) repurchased by the Company with Stock Option proceeds, shall not revert to the Plan or be added back to the Share Reserve. Further, shares of Common Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the grantee upon the exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan.
4.2.
Outside Director Limitation. The grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted under the Plan to any Outside Director during any calendar year shall not exceed $1,000,000 (inclusive of any cash awards to an Outside Director for such year that are not made pursuant to the Plan); provided that in the case of a new Outside Director, such amount shall be increased to $1,200,000 for the initial year of the Outside Director’s term.

4.3.
Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.
5.
Participation and Awards
5.1.
Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.
5.2.
Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1hereof.
6.
Stock Options
6.1.
Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6hereof and Section 422 of the Code, each Stock Option shall be designated, in the sole discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.
6.2.
Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.
6.3.
Vesting of Stock Options. Subject to Section 3.4, the Committee shall in its sole discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee in its sole discretion may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.
6.4.
Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:
6.4.1.
If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.
6.4.2.
If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.
6.4.3.
If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such

Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.
6.4.4.
To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.
6.5.
Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price in cash or by certified or bank check, or through a broker-assisted exercise program implemented by the Committee in connection with the Plan. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.
6.6.
Additional Rules for Incentive Stock Options.
6.6.1.
Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.
6.6.2.
Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.
6.6.3.
Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (A) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (B) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.
6.6.4.
Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section

22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.
6.6.5.
Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.
7.
Stock Appreciation Rights
7.1.
Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.
7.2.
Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2.
7.3.
Vesting Stock Appreciation Rights. Subject to Section 3.4, the Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.
7.4.
Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.
7.5.
Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.
8.
Restricted Stock Awards
8.1.
Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid while a Restricted Stock Award is subject to restrictions under Section 8.3of the Plan, the dividends or other distributions shall be subject to the same restrictions on transferability as the shares of Common Stock to which they relate and shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.
8.2.
Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement (and subject to Section 3.4). Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.
8.3.
Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.
8.4.
Rights as Stockholder. Subject to the foregoing provisions of this Section 8and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. Any right to receive all dividends and other distributions paid or made with respect thereto shall be subject to the requirements of Section 15.14.
8.5.
Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.
9.
Restricted Stock Unit Awards
9.1.
Grant of Restricted Stock Unit Awards. A Restricted Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Restricted Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Restricted Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Restricted Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which if so granted shall be accumulated and may be deemed reinvested in additional Restricted Stock Units, as determined by the Committee in its sole discretion. If any dividend equivalents are to be earned while a Restricted Stock Unit Award is subject to restrictions under Section 9of the Plan, the Committee shall provide in the Award Agreement for such dividend equivalents to be subject to the same restrictions on transferability as the Restricted Stock Units to which they relate.
9.2.
Vesting of Restricted Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion (and subject to Section 3.4), determine any vesting requirements with respect to a Restricted Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Unit Award at any time. A Restricted Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee and in compliance with Applicable Law including Section 409A of the Code.

9.3.
Payment of Restricted Stock Unit Awards. A Restricted Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Restricted Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Restricted Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half months after the later of the calendar year or fiscal year in which the Restricted Stock Units vest. If Restricted Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.
10.
Performance Shares
10.1.
Grant of Performance Shares. Performance Shares may be granted to any Eligible Person other than an Outside Director selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional Performance Shares, as determined by the Committee in its sole discretion, and subject to the requirements of Section 15.14.
10.2.
Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.
10.3.
Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Share Award.
10.4.
Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless otherwise specified in the Award Agreement, all Performance Shares shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.
11.
Performance Units
11.1.
Grant of Performance Units. Performance Units may be granted to any Eligible Person other than an Outside Director selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.
11.2.
Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.
11.3.
Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Unit Award.
11.4.
Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless otherwise specified in the Award Agreement, all Performance Units shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.
12.
Incentive Bonus Awards
12.1.
Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.
12.2.
Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain.
12.3.
Payment of Incentive Bonus Awards.
12.3.1.
Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.
12.3.2.
The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.
13.
Other Cash-Based Awards and Other Stock-Based Awards
13.1.
Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.
13.2.
Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.
13.3.
Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Committee determines.

14.
Change in Control
14.1.
Effect of a Change in Control.
14.1.1.
The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.
14.1.2.
Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor; and/or (vii) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.
14.1.3.
The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock, and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.
15.
General Provisions
15.1.
Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.
15.2.
Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by Applicable Law or stock exchange listing condition.
15.3.
No Assignment or Transfer; Beneficiaries.
15.3.1.
Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.
15.3.2.
Limited Transferability Rights. Notwithstanding anything else in this Section 16.3to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
15.4.
Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

15.5.
Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.
15.6.
Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.
15.7.
Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.
15.8.
Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
15.9.
Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.
15.10.
No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
15.11.
Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee or the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
15.12.
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
15.13.
Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.
15.14.
Dividends and Dividend Equivalents. Notwithstanding anything in this Plan to the contrary, the Company shall not pay dividends equivalents with respect to any unvested Award (including, without limitation Restricted Stock Unit Awards, Performance Share Awards, Performance Unit Awards or Other Stock-Based Awards) nor shall it pay dividend equivalents on Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights, whether vested or unvested. A Restricted Stock Award may provide that any dividends which would otherwise be payable on Restricted Stock shall accrue on such shares of Restricted Stock and shall be payable only upon vesting of the shares subject to the Restricted Stock Award to which they relate.
16.
Legal Compliance
16.1.
Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.
16.2.
Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.
16.3.
Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.
16.4.
Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of Applicable Law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
16.5.
Tax Withholding.
16.5.1.
The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the maximum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.
16.5.2.
Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation, utilize the broker-assisted exercise procedure described in Section 6.5to satisfy the withholding requirements related to the exercise of a Stock Option.
16.6.
No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.
16.7.
Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
16.8.
Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any Applicable Law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).
16.9.
Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.
17.
Effective Date, Amendment and Termination
17.1.
Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one year of the date on which such Board approval occurs.
17.2.
Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, (b) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, (ii) changes the persons or class of persons eligible to receive Awards, or (iii) reduces or reprices the exercise price of any Stock Option and/or Stock Appreciation Right or cancels any Stock Option and/or Stock Appreciation Right in exchange for cash or another Award. For purposes of the foregoing, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, (i) to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code, or (ii) in a manner that causes an Incentive Stock Option to be treated as a Nonqualified Stock Option. The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

INITIAL BOARD APPROVAL: 3/14/2024

INITIAL STOCKHOLDER APPROVAL: 5/16/2024

ANNEX B

AMENDMENT No. 1 TO THE
CORBUS PHARMACEUTICALS HOLDINGS, INC.
2024 EQUITY COMPENSATION PLAN

Dated: March 20, 2026

This Amendment amends the Corbus Pharmaceuticals Holdings, Inc. 2024 Equity Compensation Plan (the “Plan”). All capitalized terms not defined herein shall have the meanings set forth in the Plan.

R E C I T A L S

WHEREAS, Section 17.2 of the Plan reserves to the Board of Directors (“Board”) of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) the right to amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan to increase the number of shares available for awards under the Plan by three million (3,000,000) shares in the manner hereinafter provided, subject to approval by the Company’s stockholders.

NOW THEREFORE, the Plan is hereby amended as follows:

1. Amendment to Plan Share Limitation.

Section 4.1(a) of the Plan is amended and restated in its entirety as follows:

“(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be five million (5,000,000) shares; all of which shares may, but need not, be issued in respect of Incentive Stock Options. The maximum number of shares of Common Stock which may be issued under the Plan as Full Value Awards is two million five hundred thousand (2,500,000) shares.”

2. No Other Changes. Except as set forth herein, the Plan shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this Amendment as of the date first above written as evidence of its adoption by the Company.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

By: /s/ Yuval Cohen

Name: Yuval Cohen

Title: Chief Executive Officer

CORBUS PHARMACEUTICALS

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 12, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CRBP2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 12, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90975-P48498 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Yuval Cohen
02) Rachelle Jacques
03) Winston Kung
04) John Jenkins
05) Anne Altmeyer
06) Yong Ben

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote for every 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
5. To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 15, 2025: The Proxy Statement and our 2024 Annual Report to Stockholders are available at www.proxyvote.com. V67170-P26587 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CORBUS PHARMACEUTICALS HOLDINGS, INC. The undersigned appoints Yuval Cohen and Sean Moran, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Corbus Pharmaceuticals Holdings, Inc. held of record by the undersigned at the close of business on March 21, 2025, at the Annual Meeting of Stockholders of Corbus Pharmaceuticals Holdings, Inc. to be held virtually at www.virtualshareholdermeeting.com/CRBP2025 on May 15, 2025 at 9:00 a.m. Eastern Time, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)